U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: October 29, 1999

                              SPINPLANET.COM, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                3PM HOLDING CORP.
                                -----------------
                     (Former Name of Small Business Issuer)

                                    COLORADO
                                    --------
                 (State or other jurisdiction of incorporation)


      0-23301                                                   84-1284185
      -------                                                   ----------
(Commission File No.)                                         (IRS Employer
                                                            Identification No.)

       801 E. Tahquitz Canyon Way
           Palm Springs, CA                                        92262
---------------------------------------                            -----
(Address of principal executive offices)                         (Zip code)

                           5650 Greenwood Plaza Blvd.
                                    Suite 216
                            Englewood, Colorado 80111
                            -------------------------
                    (Former address of small business issuer)

Registrant's telephone number, including area code: (760) 327-2424

Item 1(a). Change in Control of Registrant.

         As a result of the acquisition of Assets described hereinbelow under "Item 2, Acquisition and Disposition of Assets," the percentage of voting securities of the Company now beneficially owned directly or indirectly by the persons who acquired control and the identity of the persons who acquired control are as follows:

                                                          Percent
Name and Address of           Amount and Nature of           of
Beneficial Owner              Beneficial Ownership         Class
----------------              --------------------         -----

Shadowrock Entertainment, Inc.(1)   13,000,000             89.7%
801 E. Tahquitz Canyon Way
Palm Springs, CA 92262

All Directors                       13,000,000             89.7%
and Officers as a
Group (4 persons)(1)

-------------------
(1) Messrs. Greg McDonald and Mark A. Bragg, the Company's new officers and each of whom is a director of the Company, own all of the issued and outstanding common shares of Shadowrock Entertainment, Inc., equally.

Item 2.  Acquisition and Disposition of Assets.

         Effective October 29, 1999, the Company acquired certain assets owned by Shadowrock Entertainment, Inc. ("Shadowrock"), including an exclusive license to market recordings currently owned by Shadowrock on the Internet (the "Assets"). The Registrant has previously reported that this acquisition was to be between the Company and Messrs. McDonald and Bragg, individually. However, based upon the Company's due diligence, it was ascertained that the true owner of the Assets was Shadowrock. The balance of the terms as initially reported remain as stated.

         The relevant terms of the transaction provide for the Company to issue to Shadowrock an aggregate of 13,000,000 "restricted" common shares (post split) representing approximately 90% of the Company's outstanding common stock after the Company undertook a "forward split" of its common stock, whereby 3 shares of common stock were issued in exchange for each share of common stock issued and outstanding in order to establish the number of issued and outstanding common shares of the Company immediately prior to Closing to be 1,500,000 shares.

         In addition, the Company's shareholders approved an amendment to the Company's Articles of Incorporation, changing the name of the Company to "SpinPlanet.com, Inc."

         Subsequent to the closing of the aforesaid Assets acquisition, the Company's officers and directors resigned and the following persons were appointed to the positions indicated:

          Name              Age               Position

     Greg McDonald           50         Chief Executive Officer,
                                        Secretary, Director

     Mark A. Bragg           54         President, Director

     Jeffrey P. Kranzdorf    44         Director

     Robert L. Siner         57         Director

Item 7(c).  Exhibits.

         3.3               Amendment to Articles of Incorporation

         10.2 Purchase and Sale Agreement between the Company and Shadowrock Entertainment, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SPINPLANET.COM, INC.



                                        By:  s/Greg McDonald
                                            --------------------
                                            Greg McDonald,
                                            Chief Executive Officer

Dated:  November 3, 1999

                               SPINPLANET.COM, INC.
                              _____________________

                                   EXHIBIT 3.3

                              _____________________

                                  AMENDMENT TO

                            ARTICLES OF INCORPORATION

                              _____________________

                           Mail to: Secretary of State   For office use only 002
                              Corporations Section
                            1560 Broadway, Suite 200
                                Denver, CO 80202
                                 (303) 894-2251
MUST BE TYPED                  Fax  (303) 894-2242
FILING FEE: $25.00
MUST SUBMIT TWO COPIES
                                                        ------------------------

                              ARTICLES OF AMENDMENT
Please include a typed                TO THE
self-addressed envelope     ARTICLES OF INCORPORATION


Pursuant to the provisions of the Colorado Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation:

FIRST: The name of the corporation is       3PM Holding Corp.
                                      ------------------------------------------
SECOND: The following amendment to the Articles of Incorporation was adopted on
    October 29            19 99        , as prescribed by the Colorado Business
Corporation Act, in the manner marked with an X below:

       No shares have been issued or Directors Elected - Action by Incorporators
------
       No shares have been issued but Directors Elected - Action by Directors
------
       Such  amendment  was adopted by the board of  directors  where shares have  been  issued  and  shareholder  action  was  not required.
------
   X Such amendment was adopted by a vote of the shareholders. The number of shares voted for the amendment was sufficient for approval.


THIRD:  If changing corporate name, the new name of the corporation is

                              SpinPlanet.com, Inc.
-------------------------------------------------------------------------------
FOURTH: The manner, if not set forth in such amendment, in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected, is as follows:



If these amendments are to have a delayed effective date, please list that date:

--------------------------------------------------------------------------------
            (Not to exceed ninety (90) days from the date of filing)

                                          3PM HOLDING CORP.

                                 Signature   s/Mark A. Bragg
                                          --------------------------------------
                                          Mark A. Bragg
                                    Title     President
                                          --------------------------------------


                                                                    Revised 7/95

                              SPINPLANET.COM, INC.

                              ____________________

                                  EXHIBIT 10.2

                              ____________________

                        AGREEMENT BETWEEN THE COMPANY AND

                         SHADOWROCK ENTERTAINMENT, INC.

                              _____________________

                                    AGREEMENT


         THIS AGREEMENT is made and entered into as of the 29th day of October 1999, by and between SHADOWROCK ENTERTAINMENT, INC., a California corporation with its principal place of business located at 801 E. Tahquitz Canyon Way, Palm Springs, CA 92262 (hereinafter referred to as "Shadowrock") and 3PM HOLDING CORP., a Colorado corporation with its principal place of business located at 5650 Greenwood Plaza Blvd., Suite 216, Englewood, Colorado 80111 (hereinafter referred to as "3PM").

                                   WITNESSETH:

         WHEREAS, Shadowrock controls, for the purposes herein stated, master recordings embodying the vocal and instrumental performances of the recording artists (hereinafter sometimes jointly referred to herein as "Artists") listed on Exhibit "A" attached hereto and incorporated herein by reference (the
"Assets") for, among other things, the purpose of transmitting the same electronically via the so-called, "World Wide Web" via the Internet; and

         WHEREAS, 3PM shall be at all times relevant during the term hereof in a position to directly or indirectly provide marketing and distribution facilities for sound recordings in and throughout the Universe (hereinafter referred to as the "Territory") solely on a "direct to consumer" basis via the Internet and other means of purely electronic transmission; and

         WHEREAS, the Board of Directors and shareholders of Shadowrock and the Board of Directors of 3PM have determined, subject to the terms and conditions set forth in this Agreement, that the transaction contemplated hereby is desirable and in the best interests of their respective corporations. This Agreement is being entered into for the purpose of setting forth the terms and conditions of the proposed transaction.

         NOW THEREFORE, in consideration of the foregoing and of the mutual covenants and promises hereinafter set forth, it is agreed:

                                    ARTICLE I

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                     OF 3PM

         As an inducement to, and to obtain the reliance of Shadowrock, 3PM represents and warrants as follows:

         Section 1.1 Organization. 3PM is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it are now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification. Included in the 3PM Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, amended articles of incorporation (collectively, hereinafter referred to as the "articles of incorporation") and bylaws of 3PM as in effect on the date hereof. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of 3PM's articles of incorporation or bylaws. 3PM has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement. 3PM has full power, authority and legal right and has taken all action required by law, its articles of incorporation, bylaws or otherwise to consummate the transactions herein contemplate.

         Section 1.2 Capitalization. The authorized capitalization of 3PM consists of 120,000,000 shares, of which 20,000,000 shares are Preferred Shares, par value $0.01 per share, and 100,000,000 are Common Shares, par value $0.0001 per share. As of the date hereof there are 500,000 common shares of 3PM issued and outstanding. There are no preferred shares issued or outstanding. Prior to the Closing Date, as defined hereinbelow, the Board of Directors of 3PM shall undertake a forward split of the 3PM issued and outstanding Common Stock, whereby 3 shares of Common Stock shall be issued in exchange for every 1 share of Common Stock presently issued and outstanding, in order to establish the number of issued and outstanding common shares to be 1,500,000. As of the Closing Date, as defined herein, there will be no more than 1,500,000 common shares issued and outstanding and reserved for issuance (the "3PM Common Shares") held by the then existing securities holders of 3PM and no preferred shares issued or outstanding. All issued and outstanding 3PM Common Shares have been legally issued, fully paid and are nonassessable.

         Section 1.3  Subsidiaries.  3PM has no subsidiary companies.

         Section 1.4  Financial Statements.

                           (a) Included in the 3PM Schedules are the audited consolidated balance sheet of 3PM for the years ended December 31, 1998 and 1997 and the related statements of operations, stockholders' equity and cash flows for the year then ended, as well as the unaudited interim financial statements for the nine month period ended September 30, 1999. All of the aforesaid financial statements, both audited and unaudited, are included in the schedules identified in Section 1.19(b).

                           (b) All such financial  statements have been prepared
                  in accordance with generally accepted accounting principles consistently applied throughout the periods involved. The 3PM balance sheets presents fairly as of their respective dates the financial condition of 3PM. 3PM did not have as of the date of any of such 3PM balance sheets, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein are properly reported and present fairly the value of the assets of 3PM, in accordance with generally accepted accounting principles. The statements of operations, stockholders' equity and changes in financial position reflect fairly the information required to be set forth therein by generally accepted accounting principles.

                           (c) The books and records,  financial and others,  of
                  3PM are in all material respects complete and correct and have been maintained in accordance with good business accounting practices.

                           (d) 3PM has no liabilities with respect to the payment of any federal, state, county, local or other taxes (including any deficiencies, interest or penalties).

                           (e) As of the Closing  Date, as defined  herein,  the
                  3PM balance sheet and the notes thereto, shall reflect that 3PM has: (i) no receivables; (ii) no accounts payable; and
                  (iii) no contingent liabilities, direct or indirect, matured or unmatured.

         Section 1.5 Information. The information concerning 3PM as set forth in this Agreement and in the 3PM Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 1.6 Absence of Certain Changes or Events. Except as described herein or in the 3PM Schedules, since September 30, 1999:

                           (a) 3PM has not: (i) amended its articles of incorporation or bylaws; (ii) waived any rights of value which in the aggregate are extraordinary or material considering the business of 3PM; (iii) made any material change in its method of management, operation or accounting; or (iv) made any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee;

                           (b) 3PM has not:  (i)  granted or agreed to grant any
                  options, warrants or other rights for its stocks, bonds or other corporate securities calling for the issuance thereof, which option, warrant or other right has not been cancelled as of the Closing Date; or (ii) borrowed or agreed to borrow any funds or incurred or become subject to, any material obligation or liability (absolute or contingent); and

                           (c) to the best  knowledge  of 3PM, it has not become
                  subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets or condition of 3PM.

         Section 1.7 Title and Related Matters. As of the Closing Date, 3PM will own no real, personal or intangible property.

         Section 1.8 Litigation and Proceedings. There are no actions, suits or proceedings pending or, to the best of 3PM's knowledge and belief, threatened by or against or affecting

3PM, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind that would have a material adverse effect on the business, operations, financial condition, income or business prospects of 3PM. 3PM does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality.

         Section 1.9 Contracts. On the Closing Date and except for its retainer agreement with its legal counsel, 3PM hereby warrants and represents as follows:

                           (a) There are no material contracts, agreements, franchises, license agreements, or other commitments to which 3PM is a party or by which it or any of its properties are bound;

                           (b) 3PM is not a party  to any  contract,  agreement,
                  commitment or instrument or subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree or award which materially and adversely affects, or in the future may (as far as 3PM can now foresee) materially and adversely affect, the business, operations, properties, assets or conditions of 3PM; and

                           (c) 3PM is not a party to any material oral or written: (i) contract for the employment of any officer or employee; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension, benefit or retirement plan, agreement or arrangement covered by Title IV of the Employee Retirement Income Security Act, as amended; (iii) agreement, contract or indenture relating to the borrowing of money; (iv) guaranty of any obligation for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations, which, in the aggregate exceeds $1,000; (v) consulting or other similar contract with an unexpired term of more than one year or providing for payments in excess of $10,000 in the aggregate; (vi) collective bargaining agreement; (vii) agreement with any present or former officer or director of 3PM; or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate. All such obligations, if any, no matter how immaterial, shall not survive the execution hereof. As provided for in the letter of intent executed by and among 3PM and Shadowrock's principal shareholders, Greg McDonald and Mark Bragg, and in accordance with filings heretofore made by 3PM with the United States Securities and Exchange Commission, that certain indebtedness of $69,510.00 as reflected on the balance sheets of 3PM and incurred by 3PM in favor of GS2 Partnership, a Colorado general partnership comprised of 3PM's previous directors, shall be deemed for all purposes cancelled and forgiven as a condition precedent to the closing to the transaction contemplated hereunder.

         Section 1.10 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument to which 3PM is a party or to which any of its properties or operations are subject.

         Section 1.11 Material Contract Defaults. To the best of 3PM's knowledge and belief, 3PM is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to the business, operations, properties, assets or condition of 3PM, and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which 3PM has not taken adequate steps to prevent such a default from occurring.

         Section 1.12 Governmental Authorizations. To the best of 3PM's knowledge, 3PM has all licenses, franchises, permits and other governmental authorizations that are legally required to enable it to conduct its business operations in all material respects as conducted on the date hereof. Except for compliance with federal and state securities or corporation laws, no authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by 3PM of the transactions contemplated hereby.

         Section 1.13 Compliance With Laws and Regulations. To the best of 3PM's knowledge and belief, 3PM has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets or condition of 3PM or would not result in 3PM's incurring any material liability.

         Section 1.14  Insurance.   3PM  has  no  insurable  properties  and  no
insurance policies will be in effect at the Closing Date, as hereinafter defined.

         Section 1.15 Approval of Agreement. The board of directors of 3PM has authorized the execution and delivery of this Agreement by 3PM and has approved the transactions contemplated hereby. The approval of this Agreement by 3PM's shareholders is not required, except that the shareholders of 3PM have adopted an amendment to the 3PM Articles of Incorporation, changing the name of 3PM to "Spin Planet.com, Inc.," subject to the successful consummation of this Agreement.

         Section 1.16 Material Transactions or Affiliations. As of the Closing Date there will exist no material contract, agreement or arrangement between 3PM and any person who was at the time of such contract, agreement or arrangement an officer, director or person owning of record, or known by 3PM to own beneficially, ten percent (10%) or more of the issued and outstanding common stock of 3PM and which is to be performed in whole or in part after the date hereof. 3PM has no commitment, whether written or oral, to lend any funds to, borrow any money from or enter into any other material transactions with, any such affiliated person.

         Section 1.17 Labor Relations. 3PM has never had a work stoppage resulting from labor problems. 3PM has no employees other than its officers and directors and no sums of money are owing to any of them by 3PM.

         Section 1.18. 34 Act Filings. As of the Closing Date, 3PM shall be current in, and in compliance with all requirements of, all filings required to be tendered to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Said filings contain all of the information required pursuant to the Securities Exchange Act of 1934, as amended and, to the best knowledge of 3PM, do not fail to state any material facts which were required to be so stated.

         Section 1.19 3PM Schedules. Upon execution hereof, 3PM shall deliver to Shadowrock the following schedules, which are collectively referred to as the "3PM Schedules" which are dated the date of this Agreement, all certified by an officer of 3PM to be complete, true and accurate:

                           (a) complete and correct copies of the articles of incorporation and bylaws of 3PM as in effect as of the date of this Agreement;

                           (b)  copies  of   all  financial  statements  of  3PM
                  identified in Section 1.4(a);

                           (c) the description of any material adverse change in
                  the business, operations, property, assets, or condition of 3PM since September 30, 1999 required to be provided pursuant to Section 1.6; and

                           (d) any other information, together with any required
                  copies of documents, required to be disclosed in the 3PM Schedules by Sections 1.1 through 1.18.

         3PM shall cause the 3PM Schedules and the instruments to be delivered to Shadowrock hereunder to be updated after the date hereof up to and including the Closing Date.

                                   ARTICLE II

                    REPRESENTATIONS, COVENANTS AND WARRANTIES
                                  OF SHADOWROCK

         Section 2.1. Organization. Shadowrock is a corporation duly organized, validly existing and in good standing under the laws of the state of California and has the corporate power and is duly authorized, qualified, franchised and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted. The execution and delivery of this Agreement does not and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not violate any provision of Shadowrock's articles of incorporation or bylaws. Shadowrock has full power, authority and legal right and has taken all action required by law, its articles of incorporation, its bylaws or otherwise to authorize the execution and delivery of this Agreement.

         Section 2.2 Information. The information concerning Shadowrock set forth in this Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

         Section 2.3 Title and Related Matters. Except as provided herein, Shadowrock has good and marketable title to and is the sole and exclusive owner of the Assets, free and clear of all liens, pledges, charges or encumbrances except: (a) statutory liens or claims not yet delinquent; and (b) such imperfections of title and easements as do not and will not, materially detract from or interfere with the present or proposed use of the Assets or otherwise materially impair present business operations on such Assets. Except as set forth herein, Shadowrock owns free and clear of any liens, claims, encumbrances, royalty interests or other restrictions or limitations of any nature whatsoever and all procedures, techniques, marketing plans, business plans, methods of management or other information utilized in connection with the Assets. Except as set forth herein, no third party has any right to, and Shadowrock has not received any notice of infringement of or conflict with asserted rights of others with respect to any product, technology, data, trade secrets, know-how, proprietary techniques, trademarks, service marks, trade names or copyrights which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a materially adverse affect on the proposed business, operations, financial conditions or income of the proposed use of the Assets described herein.

         Section 2.4 Litigation and Proceedings. To the best of Shadowrock's knowledge and belief, there are no actions, suits, proceedings or investigations pending or threatened by or against Shadowrock or affecting Shadowrock or the Assets, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind that would have a material adverse affect on the business, operations, financial condition or income of the Assets. Shadowrock does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule or regulation of any court, arbitrator or governmental agency or instrumentality or of any circumstances which, after reasonable investigation, would result in the discovery of such a default.

         Section 2.5 Material Contract Defaults. Except as set forth herein, to the best of Shadowrock's knowledge and belief, Shadowrock is not in default in any material respect under the terms of any outstanding contract, agreement, lease or other commitment which is material to Assets and there is no event of default in any material respect under any such contract, agreement, lease or other commitment in respect of which Shadowrock has not taken adequate steps to prevent such a default from occurring.

         Section 2.6 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust or other material contract, agreement or instrument affecting the Assets or to which any of the Assets are subject.

         Section 2.7 Governmental Authorizations. To the best of Shadowrock's knowledge, Shadowrock has all licenses, franchises, permits or other governmental authorizations legally required to enable the Assets to be utilized as contemplated herein in all material respects as conducted on the date hereof. No authorization, approval, consent or order of, or registration, declaration or filing with, any court or other governmental body is required in connection with the execution and delivery by Shadowrock of this Agreement and the consummation by Shadowrock of the transactions contemplated hereby.

         Section 2.8 Compliance With Laws and Regulations. To the best of Shadowrock's knowledge, Shadowrock has complied with all applicable statutes and regulations of any federal, state or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the Assets.

         Section 2.9 Insurance. All of the Assets are insured for Shadowrock's benefit under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date.

         Section 2.10 Approval of Agreement. The board of directors and shareholders of Shadowrock have authorized the execution and delivery of this Agreement by Shadowrock and have approved the transactions contemplated hereby.

         Section 2.11 Accuracy of Representations. No certificate furnished by or on behalf of Shadowrock to 3PM at the time of closing in respect of the representations, warranties or covenants of Shadowrock herein will contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein not misleading and all of the representations and warranties of Shadowrock shall be true as at and as if made at the time of closing.

                                   ARTICLE III

                  ASSIGNMENT OF MASTER SOUND RECORDING LICENSE
                                FOR THE INTERNET

         Section 3.1 License of Master Recordings. Shadowrock hereby licenses exclusively to 3PM, and 3PM hereby accepts from Shadowrock, for the term of this Agreement and for the Territory only, the master recordings listed on Exhibit "A" (herein the "Masters") annexed hereto (and by this reference incorporated herein) to be commercially exploited by 3PM solely by means of so-called "downloading" and other forms of purely electronic transmission via the Internet, for the sole purpose, throughout the Territory, of commercially exploiting the same on a so-called "direct to consumer" basis. 3PM undertakes to use its best efforts and all reasonable skill and ability in its electronic distribution hereunder throughout the Territory.

         Section 3.2 Rights Granted. Subject to the provisions of Section 3.1 hereof (and to the other provisions of this Agreement), Shadowrock hereby grants to 3PM with regard to Shadowrock's Masters, the following rights with respect to the Albums:

                           (a) The  exclusive  rights  to  distribute,  sell and
                  advertise in the Territory the Albums by means of direct to consumer electronic digital transmission via the Internet only.

                           (b) The non-exclusive  right to use in and throughout
                  the Territory the names and likenesses of the Artists in connection with the advertising, publicizing or electronic distribution of the Masters via the Internet as provided for herein. Except as expressly provided for herein, Shadowrock or third parties whose rights in and to the same underlie those of Shadowrock shall own and retain the exclusive right to exploit all artwork embodying the Artists' names and/or likenesses hereunder (except as to those uses and ownerships which are specifically granted to 3PM hereunder) and 3PM shall have no so-called "merchandising rights" (as that term is commonly understood in the phonograph record industry) in and to the Artists' names, voices, likenesses, or facsimile signatures as a result of this Agreement and the Artists' performances.

                           (c) 3PM  shall not use or in any way  dispose  of any
                  master recording supplied or caused to be supplied by Shadowrock under this Agreement or any reproduction thereof, other than in accordance with the terms hereof.

         Section 3.3 Term. The term of this Agreement shall commence as of November 1, 1999 or the date upon which Shadowrock and/or its shareholders or written designees shall collectively become the majority shareholder(s) of 3PM (whichever shall occur last) and shall continue for the period described herein below (hereinafter the "Term").

         Section 3.4 Consideration. In consideration of this Agreement and the rights licensed hereunder, 3PM shall cause to be issued an aggregate of 13,000,000 (post forward split) "restricted" 3PM Common Shares to Shadowrock, representing approximately ninety percent (90%) interest in and to the issued and outstanding common stock of 3PM. 3PM shall cause the shares of common stock to be issued upon receipt from Shadowrock of all documentation and information required hereunder. The date on which such shares are issued shall be the "Closing Date".

         Section 3.5 Payment and Division of Future Royalties. During the Term hereof, Shadowrock shall be entitled to twenty-five percent (25%) of all receipts (i.e. monies or other consideration actually received by 3PM (either "on receipt" or in accordance with periodic royalty disbursements resulting from 3PM entering into third party agreements providing for periodic accountings and payments) on an "as received" basis as a result of the commercial electronic exploitation of the Masters via the Internet as provided for herein. In the event Shadowrock receives not less than one hundred thousand dollars ($100,000) from 3PM during the Term, then and without further action or notice on the part of either party, this Agreement shall automatically renew and a renewal term of like duration. Such renewal term shall be extended by each consecutive three (3) year period during which such minimum sum is paid by 3PM to Shadowrock. During and for any renewal term (or during/for the initial Term) in which such minimum amount is not paid, 3PM shall have the right, but not the obligation, to elect to effect such renewal by paying to Shadowrock the difference between all net receipts paid during the relevant time period and the sum of one hundred thousand dollars ($100,000).

         Section 3.6  Third Party and Copyright Royalties

                           (a) To the extent applicable, Shadowrock shall pay or
                  cause to be paid any and all sums (if any) which may become due to any third party(ies) pursuant to any contract with Shadowrock as a result of this Agreement including all sums due to the Artists or any record producers, musicians, arrangers, copyists or others whose performances are embodied in the Albums as a result of this Agreement and 3PM's payment hereunder. Any claims in connection therewith are without relevance to the 3PM. Shadowrock shall hold 3PM harmless from and indemnified against all such third party obligations.

                           (b) With respect to records released by 3PM hereunder
                  which embody master recordings hereunder containing copyrighted musical or other material, 3PM warrants and represents that it shall obtain all necessary licenses and that it shall pay directly to the copyright proprietors of such material or to their duly authorized agent(s), all mechanical royalties (including the full statutory rate thereof, as required), performance royalties or other sums which may be due or become due under and in accordance with said licenses or any applicable laws with respect to sales hereunder. 3PM shall hold Shadowrock harmless from and indemnified against all such third party obligations.

         Section 3.7 Delivery of Master Recordings. 3PM shall acknowledge, in writing Shadowrock's delivery of the master recordings licensed hereunder and that all such master recordings shall be used by 3PM only for such purposes as are provided for in this Agreement.

         Section 3.8  Trademarks:  Label Copy

                           (a) To the extent  Shadowrock  has a duly  registered
                  trademark ("Shadowrock Entertainment(TM)") and such use can lawfully be permitted by Shadowrock, Shadowrock grants to 3PM for the term of this Agreement the non-exclusive right to use the Shadowrock's trademark, within the Territory, only and solely for the purpose of distributing, marketing and advertising electronic downloading and transmission of the Masters, as herein provided. 3PM shall comply with all electronic label copy instructions and on-screen credit requirements received from Shadowrock. All such label copy shall bear appropriate copyright notices and notice under the Universal Copyright Convention.

                           (b) 3PM  agrees  and  acknowledges  that it shall not
                  acquire any rights of whatever nature in the Shadowrock's said trademark or any artwork thereof as a result of 3PM's use thereof, and that all uses thereof by 3PM shall inure to the benefit of Shadowrock. 3PM shall not directly or indirectly, during the term of this Agreement or thereafter, attack the ownership by Shadowrock of its trademark and/or "logo" or the validity thereof. 3PM shall at no time use or authorize the use of any trademark, "logo" trademarks or other designation identical with or confusingly similar to Shadowrock's trademarks and "logos."

                           (c) 3PM shall not at any time apply for any registration of any copyright, trademark or "logo" or other designation including any artwork which includes Shadowrock's trademark and/or "logo," in whole or in part, and shall not file any document with any governmental authority or take any other action which would affect the ownership of said trademark or "logos."

                           (d)  Shadowrock  shall  furnish 3PM with the names of
                  songwriters and lyricists of each musical selection embodied in the Masters. Such information and the individual running/playing times of each Master shall be delivered to the 3PM not later than that date upon which the Masters are delivered to the 3PM along with artwork elements on hand.

         Section 3.9 Editing. All master recordings released on records hereunder shall be released in their entirety and without editing and in the manner and for the purpose originally recorded by Shadowrock, or its predecessor in interest or client(s).

         Section 3.10 Ownership of Licensed Property. All tapes, acetates, stampers, mothers or duplicates of all Master Recordings referred to herein and all copyrights, ownerships and rights in and to such master recordings shall remain the sole and exclusive property of Shadowrock or its underlying licensor, as the case may be. 3PM will, upon request, execute or cause to be executed, and will deliver to Shadowrock all documents necessary to establish and effectuate Shadowrock's clients' unencumbered ownership of all such rights. Neither 3PM nor anyone claiming rights through 3PM shall sell, assign, transfer, mortgage, hypothecate or subject to any lien or encumbrance, any of the above rights, and any attempt thereto shall be null and void and of no force and effect whatsoever. All graphic depictions of the Artists and references to the Masters produced or otherwise utilized by or under the authority of 3PM hereunder shall bear appropriate copyright notices, as required under the Rome Convention, indicating inter alia that the Master Recordings are copyrighted in the name of Heritage Entertainment, Inc.

         Section 3.11  Rights of Termination of Shadowrock.  In the event:

                           (a) 3PM  shall  fail to make  any  payments  required
                  hereunder or 3PM shall fall to perform any of its material obligations required of it hereunder and Shadowrock shall have notified 3PM in writing of such failure and 3PM shall not have cured such failure within five (5) days after such written notification;

                           (b) 3PM shall make or attempt to make any  assignment
                  for the benefit of creditors or make any compositions with creditors, or any action or proceeding under any bankruptcy or insolvency law is taken by or against 3PM or 3PM shall affect a voluntary or compulsory liquidation; or

                           (c) The businesses of 3PM or a substantial portion of
                  either shall be expropriated or otherwise taken over by any government or quasi-governmental authority of any kind;

then and in any of such events, Shadowrock may, in addition to all of its other rights and remedies at law or otherwise, at its option, terminate this Agreement upon giving not less than ten (10) days' written notice to 3PM without prejudice to any rights or claims which Shadowrock may have. Notwithstanding the expiration or termination of this Agreement for any reason whatsoever, the terms hereof shall remain in full force and effect until all materials furnished or made available hereunder (or any reproduction thereof) have been returned to Shadowrock.

         Section 3.12 Effect of Expiration or Termination. Upon the expiration or termination of this Agreement, all commercial exploitation of the Masters by or under the authority of 3PM shall cease, and 3PM shall not offer to consumers on the Internet (or otherwise) any further use of the master recordings licensed hereunder. All master recordings and all derivatives thereof and any other material in 3PM's possession or control used in the exploitation of the Masters hereunder (including, but not limited to, tapes, mothers, stampers or other electronic renditions of the Masters) shall promptly, at the option of Shadowrock and upon its written instruction, either:

                           (a) be transferred by 3PM to Shadowrock or its designee at 3PM's actual cost, plus shipment charges; or

                           (b) to the extent Shadowrock so elects in writing, be
                  destroyed by 3PM under the supervision of Shadowrock or Shadowrock's designee, or, at Shadowrock's written request, destroyed by 3PM without such supervision provided 3PM provides Shadowrock with an affidavit of such fact, sworn to by a principal officer of 3PM.

                                   ARTICLE IV

                                SPECIAL COVENANTS

         Section 4.1 Access to Properties and Records. 3PM and, relevant to the Assets only, Shadowrock will each afford to the officers and authorized representatives of the other full access to the properties, books and records of the other in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other and each will furnish the other with such additional financial and operating data and other information as to the business and properties of the other, as the other shall from time to time reasonably request.

         Section 4.2 Availability of Rule 144. Each of the parties acknowledge that the stock of 3PM to be issued pursuant to this Agreement will be "restricted securities," as that term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended. 3PM is under no obligation to register such shares under the Securities Act, or otherwise. Notwithstanding the foregoing, however, following the Closing Date, 3PM will use its best efforts to: (a) make publicly available on a regular basis not less than semi-annually, business and financial information regarding 3PM so as to make available to the shareholders of 3PM the provisions of Rule 144 pursuant to subparagraph (c)(2) thereof; and
(b) within ten (10) days of any written request of any stockholder of 3PM, 3PM will provide to such stockholder written confirmation of compliance with such of the foregoing subparagraph as may then be applicable. The stockholders of 3PM holding restricted securities of 3PM as of the date of this Agreement and their respective heirs, administrators, personal representatives, successors and assigns, are intended third party beneficiaries of the provisions set forth herein. The covenants set forth in this Section 4.2 shall survive the Closing and the consummation of the transactions herein contemplated.

         Section 4.3 Special Covenants and Representations Regarding the 3PM Common Shares to be Issued Herein. The consummation of this Agreement, including the issuance of the 3PM Common Shares to Shadowrock as contemplated hereby, constitutes the offer and sale of securities under the Securities Act, and applicable state statutes. Such transaction shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, inter alia, upon the circumstances under which Shadowrock acquires such securities. In connection with reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, at the Closing, Shadowrock shall cause to be delivered to 3PM an investment letter, duly executed in the form included hereinbelow as Exhibit "B."

         Section 4.4 Third Party Consents. 3PM and Shadowrock agree to cooperate with each other in order to obtain any required third party consents to this Agreement and the transactions herein contemplated.

         Section 4.5  Actions Prior to Closing.

                           (a) From and after the date of this  Agreement  until
                  the Closing Date or as permitted or contemplated by this Agreement, 3PM and Shadowrock will each use its best efforts to:

                                    (i)  carry  on its business in substantially
                           the same manner as it has heretofore;

                                    (ii)  maintain and keep the Assets in states
                           of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                                    (iii)  maintain  in full  force  and  effect
                           insurance comparable in amount and in scope of coverage to that now maintained by it;

                                    (iv) perform in all material respects all of
                           its obligations under material contracts, leases and instruments relating to or affecting its assets, properties and business;

                                    (v)   maintain  and  preserve  its  business
                           organization intact, to retain its key employees and to maintain its relationship with its material suppliers and customers; and

                                    (vi) fully  comply  with and  perform in all
                           material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations and orders imposed by federal or state governmental authorities.

                           (b) From and after the date of this  Agreement  until
                  the Closing Date, neither 3PM nor Shadowrock will, without the prior consent of the other party:

                                    (i)  except as  otherwise  specifically  set
                           forth herein, make any change in their respective certificates or articles of incorporation or bylaws;

                                    (ii)  declare  or pay  any  dividend  on its
                           outstanding shares of capital stock, except as may otherwise be required by law, or effect any stock split or otherwise change its capitalization, except as provided herein;

                                    (iii)  enter  into or amend any  employment,
                           severance or similar agreements or arrangements with any directors or officers;

                                    (iv)  grant,  confer or award  any  options,
                           warrants, conversion rights or other rights not existing on the date hereof to acquire any shares of its capital stock; or

                                    (v)  purchase  or redeem  any  shares of its
                           capital stock, except as disclosed herein.

         Section 4.6 Undertakings of Shadowrock. Management of Shadowrock, who will assume the management of 3PM upon Closing, hereby undertakes to 3PM and its shareholders as follow:

                           (a) to exercise  good faith in their  efforts to file
                  all reports required to be filed by the surviving company herein with the Securities and Exchange Commission or any other governmental agency, in a timely manner; and

                           (b) to exercise  all due  diligence in causing 3PM to
                  list its common stock for trading on any national stock exchange for which 3PM may then qualify for such listing.

         Section 4.7 Change in Management of 3PM. Upon the Closing, the present members of 3PM's Board of Directors shall tender their resignations seriatim so that the following persons are appointed directors of 3PM in accordance with procedures set forth in the 3PM bylaws: Greg McDonald, Mark A. Bragg, Jeffrey P. Kranzdorf and Robert L. Siner. These directors shall hold office until their successor shall have been duly elected and shall have qualified or until their earlier death, resignation or removal.

         Section 3.7 Officers of 3PM. Upon the Closing, the present officers of 3PM shall tender their resignations and simultaneous therewith, the following person shall be elected as officer of 3PM in accordance with procedures set forth in the 3PM bylaws:

             NAME                                  OFFICE
             ----                                  ------

             Greg McDonald                         Chief Executive Officer,
                                                   Secretary

             Mark A. Bragg                         President


                                    ARTICLE V

                       CONDITIONS PRECEDENT TO OBLIGATIONS
                                     OF 3PM

         The obligations of 3PM under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

         Section 5.1 Accuracy of Representations. The representations and warranties made by Shadowrock in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at the Closing Date (except for changes therein permitted by this Agreement), and Shadowrock shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by Shadowrock prior to or at the Closing. 3PM shall be furnished with a certificate, signed by a duly authorized officer of Shadowrock and dated the Closing Date, to the foregoing effect.

         Section 5.2 Stockholder Approval. The stockholders of Shadowrock shall have unanimously approved this Agreement and the transactions contemplated thereby.

         Section 5.3 Officer's Certificate. 3PM shall have been furnished with a certificate dated the Closing Date and signed by a duly authorized officer of Shadowrock to the effect that no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of Shadowrock, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed herein, by or against Shadowrock which might result in any material adverse change in any of the Assets.

         Section 5.4 Opinion of Counsel to Shadowrock. 3PM shall receive an opinion dated the Closing Date of Jeffrey P. Kranzdorf, counsel to Shadowrock, or legal counsel reasonably acceptable to 3PM, in substantially the following form:

                           (a) Shadowrock is a corporation duly organized, validly existing, and in good standing under the laws of the state of California and has the corporate power and is duly authorized, qualified, franchised and licensed under all material applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to conduct its business as now conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.

                           (b) To the best knowledge of such legal counsel,  the
                  execution and delivery by Shadowrock of this Agreement and the consummation of the transaction contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of Shadowrock's articles of incorporation or bylaws or violate any court order, writ, injunction or decree applicable to Shadowrock, or its properties or assets.

                           (c)  This   Agreement   has  been  duly  and  validly
                  authorized, executed and delivered by Shadowrock.

                           (d) To the  best  knowledge  of such  legal  counsel,
                  there are no actions, suits or proceedings pending or threatened by or against or affecting the Assets, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind.

                           (e) Shadowrock has taken all actions  required by the
                  applicable laws of the state of California to permit the transfer of the Assets to 3PM.

         Section 5.5   Other  Items.   3PM  shall  have  received  such  further
documents, certificates or instruments relating to the transactions contemplated hereby as 3PM may reasonably request.

                                   ARTICLE VI

                CONDITIONS PRECEDENT TO OBLIGATIONS OF SHADOWROCK

         The obligations of Shadowrock under this Agreement are subject to the satisfaction, at or before the Closing Date (unless otherwise indicated herein), of the following conditions:

         Section 6.1 Accuracy of Representations. The representations and warranties made by 3PM in this Agreement were true when made and shall be true as of the Closing Date (except for changes therein permitted by this Agreement) with the same force and effect as if such representations and warranties were made at and as of the Closing Date, and 3PM shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by 3PM prior to or at the Closing. Shadowrock shall have been furnished with a certificate, signed by a duly authorized executive officer of 3PM and dated the Closing Date, to the foregoing effect.

         Section 6.2 Officer's Certificate. Shadowrock shall be furnished with a certificate dated the Closing Date and signed by a duly authorized officer of 3PM to the effect that no litigation, proceeding, investigation or inquiry is pending or, to the best knowledge of 3PM, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or, to the extent not disclosed in the 3PM Schedules, by or against 3PM which might result in any material adverse change in any of the assets, properties, business or operations of 3PM.

         Section 6.3 No Material Adverse Change. Prior to the Closing Date, there shall not have occurred any material adverse change in the financial condition, business or operations of nor shall any event have occurred which, with the lapse of time or the giving of notice, may cause or create any material adverse change in the financial condition, business or operations of 3PM.

         Section 6.5 Opinion of Counsel to 3PM. Shadowrock shall receive an opinion dated the Closing Date of Andrew I. Telsey, P.C., counsel to 3PM, in substantially the following form:

                           (a) 3PM is a corporation duly organized, validly existing, and in good standing under the laws of the State of Colorado and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification.

                           (b) To the best knowledge of such legal counsel,  the
                  execution and delivery by 3PM of this Agreement and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not conflict with or result in the breach of any term or provision of 3PM's articles of incorporation or bylaws or constitute a default or give rise to a right of termination, cancellation or acceleration under any material mortgage, indenture, deed of trust, license agreement or other obligation or violate any court order, writ, injunction or decree applicable to 3PM or its properties or assets.

                           (c) The authorized  capitalization of 3PM consists of
                  120,000,000 shares, of which 20,000,000 shares are Preferred Shares, par value $0.01 per share, and 100,000,000 are Common Shares, par value $0.0001 per share. As of the Closing Date there are 1,500,000 common shares of 3PM issued and outstanding, as a result of a forward split to be adopted by 3PM immediately prior to the Closing, held by the then existing security holders of 3PM. There are no preferred shares issued or outstanding. All issued and outstanding shares are legally issued, fully paid and nonassessable and not issued in violation of the preemptive rights of any person.

                           (d) The 3PM Common Shares to be issued to the Shadowrock stockholders pursuant to the terms of this Agreement will be, when issued in accordance with the terms hereof, legally issued, fully paid and non-assessable.

                           (e) This Agreement has been duly and validly authorized, executed, and delivered and constitutes the legal and binding obligation of 3PM, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

                           (f) To the best knowledge of such counsel,  except as
                  set forth in the 3PM Schedules, there are no actions, suits or proceedings pending or threatened by or against 3PM or affecting 3PM's properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign or before any arbitrator of any kind.

                           (g) 3PM has taken all actions required by the applicable laws of the state of Colorado to permit the issuance of the 3PM Common Shares to Shadowrock.

         Section 6.6 Compliance with Reporting Requirements. As of the Closing Date, 3PM shall be current in, and in compliance with all requirements of, all filings required to be tendered to the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Said filings contain all of the information required pursuant to the Securities Exchange Act of 1934, as amended and, to the best knowledge of 3PM, do not fail to state any material facts which were required to be so stated.

         Section 6.7 Other Items.  Shadowrock  shall have  received such further
documents,   certificates,   or   instruments   relating  to  the   transactions
contemplated hereby as Shadowrock may reasonably request.

                                   ARTICLE VII

                                  MISCELLANEOUS

         Section 7.1 Brokers and Finders. Each party hereto hereby represents and warrants that it is under no obligation, express or implied, to pay certain finders in connection with the bringing of the parties together in the negotiation, execution, or consummation of this Agreement. The parties each agree to indemnify the other against any claim by any third person for any commission, brokerage or finder's fee or other payment with respect to this Agreement or the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying party and such third person, whether express or implied from the actions of the indemnifying party.

         Section 7.2 Law; Forum and Jurisdiction. This Agreement shall be construed and interpreted in accordance with the laws of the State of Colorado, except as US federal law may be applicable.

         Section 7.3 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

                  If to 3PM:          Gregory J. Simonds, President
                                      3PM Holding Corp.
                                      5650 Greenwood Plaza Blvd.
                                      Suite 216
                                      Englewood, Colorado 80111

                  With a copy to:     Andrew I. Telsey, Esq.
                                      2851 S. Parker Rd., Suite 720
                                      Aurora, CO 80014

                  If to Shadowrock:   Mr. Greg McDonald, President
                                      Shadowrock Entertainment, Inc.
                                      801 E. Tahquitz Canyon Way
                                      Palm Springs, CA 92262

                  With a copy to:     Jeffrey P. Kranzdorf, Esq.
                                      18410 St. Moritz Dr.
                                      Tarzana, CA 91356

or such other addresses as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed.

         Section 7.4 Attorneys' Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the non-breaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

         Section 7.5 Confidentiality. Each party hereto agrees with the other parties that, unless and until the transaction contemplated by this Agreement has been consummated, they and their representatives will hold in strict confidence all data and information obtained with respect to another party or any subsidiary thereof from any representative, officer, director or employee, or from any books or records or from personal inspection, of such other party, and shall not use such data or information or disclose the same to others, except: (i) to the extent such data is a matter of public knowledge or is required by law to be published; and (ii) to the extent that such data or information must be used or disclosed in order to consummate the transactions contemplated by this Agreement.

         Section 7.6 Schedules; Knowledge. Each party is presumed to have full knowledge of all information set forth in the other party's schedules delivered pursuant to this Agreement.

         Section 7.7 Third Party Beneficiaries. This contract is solely among 3PM and Shadowrock and, except as specifically provided, no director, officer, stockholder, employee, agent, independent contractor or any other person or entity shall be deemed to be a third party beneficiary of this Agreement.

         Section 7.8 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations or warranties, written or oral, except as set forth herein. This Agreement may not be amended or modified, except by a written agreement signed by all parties hereto.

         Section 7.9 Survival; Termination. The representations, warranties and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for 18 months.

         Section 7.10 Counterparts Facsimile Execution. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any party thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party, a facsimile or telecopy document is to be re-executed in original form by the parties who executed the facsimile or telecopy document. No party may raise the use of a facsimile machine or telecopier machine as a defense to the enforcement of the Agreement or any amendment or other document executed in compliance with this Section.

         Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

         Section 7.12 Incorporation of Recitals. All of the recitals hereof are incorporated by this reference and are made a part hereof as though set forth at length herein.

         Section 7.13 Expenses. Each party herein shall bear all of their respective costs and expenses incurred in connection with the negotiation of this Agreement and in the consummation of the transactions provided for herein and the preparation therefor.

         Section 7.14 Headings; Context. The headings of the sections and paragraphs contained in this Agreement are for convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meaning of this Agreement.

         Section 7.15 Benefit. This Agreement shall be binding upon and shall insure only to the benefit of the parties hereto, and their permitted assigns hereunder. This Agreement shall not be assigned by any party without the prior written consent of the other party.

         Section 7.16 Public Announcements. Except as may be required by law, neither party shall make any public announcement or filing with respect to the transactions provided for herein without the prior consent of the other party hereto.

         Section 7.17 Severability. In the event that any particular provision or provisions of this Agreement or the other agreements contained herein shall for any reason hereafter be determined to be unenforceable, or in violation of any law, governmental order or regulation, such unenforceability or violation shall not affect the remaining provisions of such agreements, which shall continue in full force and effect and be binding upon the respective parties hereto.

         Section 7.18 Failure of Conditions; Termination. In the event any of the conditions specified in this Agreement shall not be fulfilled on or before the Closing Date, either of the parties have the right either to proceed or, upon prompt written notice to the other, to terminate and rescind this Agreement without liability to any other party. The election to proceed shall not affect the right of such electing party reasonably to require the other party to continue to use its efforts to fulfill the unmet conditions.

         Section 7.19 No Strict Construction. The language of this Agreement shall be construed as a whole, according to its fair meaning and intendment, and not strictly for or against either party hereto, regardless of who drafted or was principally responsible for drafting the Agreement or terms or conditions hereof.

         Section 7.20 Execution Knowing and Voluntary. In executing this Agreement, the parties severally acknowledge and represent that each: (a) has fully and carefully read and considered this Agreement; (b) has been or has had the opportunity to be fully apprised of its attorneys of the legal effect and meaning of this document and all terms and conditions hereof; and (c) is executing this Agreement voluntarily, free from any influence, coercion or duress of any kind.

         Section 7.21 Force Majeure. Neither party hereto shall be liable to the other for any failure to perform or a delay in performance of its obligations hereunder caused by an Act Of God, outbreak of hostilities, riots, civil disturbance, act of terrorism, the act of any government or authority (including any revocation of any license or consent), fire, explosion, flood, fog or bad weather, default of suppliers or sub-contractors, theft, malicious damage, strike, lock-out or industrial action of any kind, cause or circumstance beyond its reasonable control.

         IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, and entered into as of the date first above written.

                                          3PM HOLDING CORP.
ATTEST:

s/Gregory W. Skufca                           s/Gregory J. Simonds
____________________________________      By:_________________________________
Secretary or Assistant Secretary             Gregory J. Simonds, President


ATTEST:                                   SHADOWROCK ENTERTAINMENT, INC.

s/Greg McDonald                               s/Greg McDonald
____________________________________      By: ________________________________
Secretary or Assistant Secretary
                                          Its: President

                       EXHIBIT "A" TO THE AGREEMENT DATED
                                OCTOBER 29, 1999
         ENTERED INTO BY AND BETWEEN SHADOWROCK ENTERTAINMENT, INC. AND
                                    3PM, INC.
                    (THIS EXHIBIT CONSISTS OF TWO [2] PAGES)

Herman's Hermits Greatest Hits
Peter Noone
                               I'm Into Something Good
                               Wonderful World
                               Listen People
                               Dandy
                               A Must To Avoid
                               No Milk Today
                               Steady Eddie
                               God Knows
                               Leaning On A Lampost
                               Silhouettes
                               Don't Say It
                               Needles And Pins
                               Just A Little Bit Better
                               End Of The World
                               Jezabelle
                               A Kind Of Hush
                               Mrs. Brown (You've Got A Lovely Daughter)
                               I'm Henry The VIII, I Am!

Rick Nelson   All My Best
                               Travelin' Man
                               Hello Mary Lou
                               Stood Up
                               Garden Party
                               It's Late
                               You Know What I Mean
                               Young World
                               Lonesome Town
                               I Got A Feeling
                               Don't Leave Me This Way
                               Believe What You Say
                               Poor Little Fool
                               Never Be Anyone Else But You
                               You Are The Only One
                               Just A Little Too Much
                               It's Up To You
                               Waitin' In School
                               Fools Rush In

                               Teenage Idol
                               I'm Walkin'
                               Mighty Good
                               Sweeter Than You

Rockin' The Night Away
         The Mamas & The Papas        Monday, Monday
         Donovan                      Mellow, Yellow
         Terry Stafford               Suspicion
         Peter Noone                  Can't You Hear My Heartbeat
         Jan & Dean                   The Little Old Lady (From Pasadena)
         Donovan                      Sunshine Superman
         The Grass Roots              Midnight Confessions
         Peter Noone                  I'm Into Something Good
         Ray Peterson                 Corrina, Corrina
         The Grass Roots              Temptation Eyes
         Jan & Dean                   Surf City
         Tommy James & The Shondells  Hanky Panky
         Tommy James & The Shondells  I Think We're Alone Now
         Tommy James & The Shondells  Mony, Mony
         Sonny Bono                   I Got You Babe
         The Mamas & The Papas        Straight Shooter
         The Mamas & The Papas        Mississippi
         The Mamas & The Papas        Sunday Will Never Be The Same
         The Mamas & The Papas        GoWhere You Wanna Go
         The Mamas & The Papas        Dream A Little Dream Of Me
         Jan & Dean                   Deadman's Curve
         Jan & Dean                   Surf City
         Jan & Dean                   Drag City
         Jan & Dean                   Sidewalk Surfin'
         Sonny Bono                   The Beat Goes On
         Sonny Bono                   All I Ever Need Is You
         Tommy James & The Shondells  Crimson & Clover
         Tommy James & The Shondells  Crystal Blue Persuasion
         Tommy James & The Shondells  Dragging The Line
         Terry Stafford               Suspicion
         Ray Peterson                 The Wonder of You
         Peter Noone                  Mrs. Brown
         Peter Noone                  There's A Kind Of Hush
         Peter Noone                  I'm Henry The VIII, I Am!
         Peter Noone                  Silhouettes
         Peter Noone                  Listen People
         The Grass Roots              Let's Live For Today
         The Grass Roots              Sooner Or Later
         The Grass Roots              I'd Wait A Million Years
         The Grass Roots              Two Divided By Love

                                   EXHIBIT "B"

                                __________________

                            FORM OF INVESTMENT LETTER

                                __________________

                                INVESTMENT LETTER




October      , 1999


3PM Holding Corp.
5650 Greenwood Plaza Blvd.
Suite 216
Englewood, Colorado 80111

Gentlemen:

The undersigned, in acceptance of and subject to the terms and conditions of that certain Agreement (the "Agreement"), between 3PM Holding Corp., a Colorado corporation (the "Company") and Shadowrock Entertainment, Inc., a California corporation, dated October , 1999, wherein the Company has agreed to issue 13,000,000 shares of its $0.0001 par value per share common stock in exchange for certain assets more fully described in the Agreement (the "Shares"), the undersigned hereby represents, warrants, covenants and agrees with the Company that, in connection with the undersigned's acceptance of the Shares and as of the date of this letter:

         1. The undersigned is aware that its acceptance of the Shares is irrevocable, absent an extension of the Expiration Date of any material change to any of the terms and conditions of the Agreement.

         2. The undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes a valid and legally binding obligation of the undersigned.

         3. By execution hereof, the undersigned hereby confirms that the Company's common stock to be received in exchange for the Assets will be acquired for investment for the undersigned's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the undersigned has no present intention of selling, granting any participation in, or otherwise distributing the same. By execution hereof, the undersigned further represents the undersigned does not have any contract, undertaking, agreement or arrangement with any third party, with respect to any of the Shares.

         4. The undersigned understands that the Shares are being issued pursuant to available exemption thereto and have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or under any state securities laws. The undersigned understands that no registration statement has been filed with the United States Shares and Exchange Commission nor with any other regulatory authority and that, as a result, any benefit which might normally accrue to a holder such as the undersigned by an impartial review of such a registration statement by the Securities and Exchange Commission or other regulatory authority will not be forthcoming. The undersigned understands that it cannot sell the Shares unless such sale is registered under the 1933 Act and applicable state securities laws or exemptions from such registration become available. In this connection the undersigned understands that the Company has advised the Transfer Agent for its securities that the Shares are subject to the "restricted period" under the 1933 Act and that they may not be transferred by me to any person without the prior consent of the Company, which consent of the Company will require an opinion of counsel acceptable to the Company to the effect that, in the event the Shares are not registered under the 1933 Act, any transfer as may be

3PM Holding Corp.
October     , 1999
Page 2

proposed by me must be entitled to an exemption from the registration provisions of the 1933 Act. To this end, I acknowledge that a legend to the following effect will be placed upon the certificate representing the Shares and that the Transfer Agent has been advised of such facts:

         THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY BE OFFERED AND SOLD ONLY IF REGISTERED PURSUANT TO THE PROVISIONS OF THE ACT IS AVAILABLE OR IF ANOTHER EXEMPTION FROM REGISTRATION THEREUNDER IS AVAILABLE, THE AVAILABILITY OF WHICH MUST BE ESTABLISHED TO THE SATISFACTION OF THE COMPANY.

         The  undersigned   understands   that  the  foregoing   legend  on  its
certificate for the Shares limits their value, including their value as collateral.

         6. The undersigned represents that it is experienced in evaluation and investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of this investment and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in the Shares.

         In Witness Whereof, the undersigned has duly executed this Investment Letter as of the date indicated hereon.

Dated: October       , 1999

Very truly yours,

SHADOWROCK ENTERTAINMENT, INC.

By:_____________________________________
Its: ____________________________________

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(print name in full)

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(street address)

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(city, state, zip)

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(employer identification no.)